UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2023

WESTERN ASSET

SMASh SERIES M FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series M Fund for the twelve-month reporting period ended February 28, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2023

II	Western Asset SMASh Series M Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. Under normal circumstances, the Fund expects to invest primarily in a combination of U.S. dollar denominated and non-U.S. dollar denominated investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable credit quality) debt obligations of U.S. and non-U.S. issuers (including emerging market issuers) and in derivatives, including options, interest rate swaps, credit default swaps and options on credit default swaps, and futures contracts, and other instruments relating to such investments. The Fund intends to invest a substantial portion of its assets in mortgage-related securities (including collateralized mortgage obligations), U.S. government securities and money market instruments. Additionally, the Fund intends to invest in asset-backed and inflation protected securities and to engage in dollar rolls on mortgage-related securities.

Although the Fund may invest in securities of any maturity, we estimate that the Fund’s target dollar-weighted average effective duration is expected to range between six months and ten years. Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration), and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and fell sharply over the twelve-month reporting period ended February 28, 2023. The market’s decline was driven by a number of factors, including elevated and persistent inflation, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the weakening global economy, the repercussions from COVID-19 pandemic, and the war in Ukraine.

Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 in attempt to rein in inflation. Over the next eleven months, the central bank hiked rates an additional seven times, bringing the federal funds rate to a range between 4.50% and 4.75% — the highest level since 2007. The yield for the two-year Treasury note began the reporting period at 1.44% and ended the period at 4.81% (the peak

Western Asset SMASh Series M Fund 2023 Annual Report	1

Fund overview (cont’d)

for the reporting period). The low of 1.31% took place on March 1, 2022. The yield for the ten-year Treasury note began the reporting period at 1.83% and ended the period at 3.92%. The low of 1.72% took place on March 1, 2022 and the peak of 4.25% occurred on October 24, 2022. All told, the Bloomberg U.S. Aggregate Indexi returned -9.72% for the twelve months ended February 28, 2023.

Q. How did we respond to these changing market conditions?

A. Several adjustments were made to the Fund’s portfolio during the reporting period. We decreased its allocations to agency mortgage-backed securities (“MBS”). On the other hand, we increased the Fund’s allocations to commercial mortgage-backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“NARMBS”). We increased the Fund’s allocation to cash, as well as its exposure to investment grade corporate bonds. In contrast, we eliminated the Fund’s allocation to high-yield securities. U.S. Treasury futures and interest rate swaps were used to manage the Fund’s duration and yield curve exposure during the reporting period. In aggregate, these instruments detracted from performance.

Performance review

For the twelve months ended February 28, 2023, Western Asset SMASh Series M Fund returned -19.91%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Fixed-Rate Mortgage Backed Securities Indexii, returned -9.10% for the same period.

Performance Snapshot as of February 28, 2023 (unaudited)
	6 months	12 months
Western Asset SMASh Series M Fund	-7.24%	-19.91%
Bloomberg U.S. Fixed-Rate Mortgage Backed Securities Index	-2.47%	-9.10%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 877-6LM-FUND/656-3863.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly

2	Western Asset SMASh Series M Fund 2023 Annual Report

or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) are reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 28, 2022, the gross total annual fund operating expense ratio for the Fund was 0.02%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its allocation to NARMBS, followed by its exposure to non-agency CMBS. Exposure to agency residential MBS, particularly an underweight to the conventional 30-year 2% coupons, was also additive. Finally, the Fund’s interest rate swaps and investment-grade corporate bonds were beneficial for returns.

Q. What were the leading detractors from performance?

A. Duration and curve positioning detracted from performance as interest rates moved higher. The Fund’s allocation to cash was also negative for results.

Thank you for your investment in Western Asset SMASh Series M Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 14, 2023

RISKS: Investments in fixed income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities. There is also a risk that an issuer will be unable to make principal and/or

Western Asset SMASh Series M Fund 2023 Annual Report	3

Fund overview (cont’d)

interest payments. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2023 were: collateralized mortgage obligations (39.2%), mortgage-backed securities (36.6%), asset-backed securities (16.5%), corporate bonds & notes (3.6%) and sovereign bonds (0.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by fifteen-year to thirty-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

4	Western Asset SMASh Series M Fund 2023 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2023 and February 28, 2022 and does not include derivatives, such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*	Prior year percentages have been restated to reflect current classifications.

Western Asset SMASh Series M Fund 2023 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2022 and held for the six months ended February 28, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
-7.24%	$1,000.00	$927.60	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

[1]	For the six months ended February 28, 2023.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

6	Western Asset SMASh Series M Fund 2023 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/28/23	-19.91%
Five Years Ended 2/28/23	-1.39
Ten Years Ended 2/28/23	1.38

Cumulative total returns[1]
2/28/13 through 2/28/23	14.69%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Western Asset SMASh Series M Fund 2023 Annual Report	7

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series M Fund vs. Bloomberg U.S. Fixed-Rate Mortgage Backed Securities Index† — February 2013 - February 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

†

Hypothetical illustration of $10,000 invested in Western Asset SMASh Series M Fund on February 28, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2023. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Fixed-Rate Mortgage Backed Securities Index. The Bloomberg U.S. Fixed-Rate Mortgage Backed Securities Index (the “Index”) is an unmanaged index composed of securities backed by fifteen-year to thirty-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

8	Western Asset SMASh Series M Fund 2023 Annual Report

Schedule of investments

February 28, 2023

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (a) — 39.2%
Alternative Loan Trust, 2005-24 1A1 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.310%)	4.103%	7/20/35	$205,212	$172,222	(b)
Alternative Loan Trust, 2005-57CB 4A3	5.500%	12/25/35	219,033	133,226
American Home Mortgage Investment Trust, 2005-1 1A3 (1 mo. USD LIBOR + 0.620%)	5.126%	6/25/45	607,599	598,012	(b)
AREIT Trust, 2021-CRE5 A (1 mo. USD LIBOR + 1.080%)	5.681%	11/17/38	6,255,858	6,122,765	(b)(c)
BDS, 2021-FL8 A (1 mo. USD LIBOR + 0.920%)	5.511%	1/18/36	1,126,762	1,106,453	(b)(c)
Benchmark Mortgage Trust, 2020-B21 B	2.458%	12/17/53	13,020,000	10,030,311
BHMS, 2018-ATLS A (1 mo. USD LIBOR + 1.250%)	5.838%	7/15/35	11,150,000	10,955,778	(b)(c)
BX, 2021-MFM1 A (1 mo. USD LIBOR + 0.814%)	5.376%	1/15/34	2,712,736	2,672,746	(b)(c)
BX Commercial Mortgage Trust, 2021-VOLT A (1 mo. USD LIBOR + 0.700%)	5.288%	9/15/36	22,570,000	22,052,650	(b)(c)
BX Commercial Mortgage Trust, 2021-XL2 A (1 mo. USD LIBOR + 0.689%)	5.277%	10/15/38	41,127,614	40,146,885	(b)(c)
BX Mortgage Trust, 2021-PAC A (1 mo. USD LIBOR + 0.689%)	5.277%	10/15/36	35,380,000	34,611,925	(b)(c)
BX Trust, 2019-OC11 B	3.605%	12/9/41	3,200,000	2,741,665	(c)
BX Trust, 2021-ARIA A (1 mo. USD LIBOR + 0.899%)	5.487%	10/15/36	19,205,000	18,760,992	(b)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2003-4A A1 (1 mo. USD LIBOR + 0.680%)	5.297%	10/25/34	1,102,482	1,033,067	(b)(c)
Commercial Mortgage Trust, 2013-CR12 AM	4.300%	10/10/46	180,000	163,420
Commercial Mortgage Trust, 2013-CR12 B	4.762%	10/10/46	160,000	136,101	(b)
Commercial Mortgage Trust, 2013-CR12 C	5.020%	10/10/46	80,000	54,676	(b)
Commercial Mortgage Trust, 2014-CR20 B	4.239%	11/10/47	1,680,000	1,590,512	(b)
CSMC Trust, 2014-USA A2	3.953%	9/15/37	3,290,000	2,973,223	(c)
CSMC Trust, 2017-RPL3 A1	4.000%	8/1/57	12,798,304	11,647,411	(b)(c)
CSMC Trust, 2017-RPL3 B2	4.415%	8/1/57	16,888,082	15,592,954	(b)(c)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	10,000,000	8,243,224	(c)
CSMC Trust, 2020-TMIC A (1 mo. USD LIBOR + 3.500%)	8.088%	12/15/35	8,060,000	8,039,873	(b)(c)
CSMC Trust, 2021-AFC1 A1	0.830%	3/25/56	5,118,885	4,093,636	(b)(c)
CSMC Trust, 2021-RPL1 A1	1.668%	9/27/60	13,085,422	12,496,977	(b)(c)
CSMC Trust, 2021-RPL3 A1	2.000%	1/25/60	8,684,503	7,486,274	(b)(c)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2023 Annual Report	9

Schedule of investments (cont’d)

February 28, 2023

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (a) — continued
CSMC Trust, 2021-RPL4 A1	1.796%	12/27/60	$6,735,051	$6,210,073	(b)(c)
CSMC Trust, 2021-RPL6 A1	2.000%	10/25/60	10,038,256	8,850,443	(b)(c)
CSMC Trust, 2022-7R 1A1 (30 Day Average SOFR + 2.500%)	6.562%	10/25/66	19,699,315	19,826,344	(b)(c)
Extended Stay America Trust, 2021-ESH A (1 mo. USD LIBOR + 1.080%)	5.668%	7/15/38	8,483,110	8,365,453	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multiclass Certificates, 2020-RR07 AX, IO	2.468%	9/27/28	6,000,000	661,679	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K064 X1, IO	0.601%	3/25/27	48,234,420	985,998	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K091 X1, IO	0.561%	3/25/29	6,477,432	184,749	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K093 X1, IO	0.952%	5/25/29	5,948,520	278,328	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K118 X1, IO	0.959%	9/25/30	11,419,901	635,015	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K121 X1, IO	1.024%	10/25/30	54,305,558	3,177,081	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K122 X1, IO	0.881%	11/25/30	9,959,287	511,444	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K723 X1, IO	0.913%	8/25/23	100,090,396	232,130	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K740 X1, IO	0.749%	9/25/27	35,565,285	983,576	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K1515 X1, IO	1.511%	2/25/35	45,271,086	5,306,935	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K1516 X1, IO	1.511%	5/25/35	29,799,670	3,736,855	(b)

See Notes to Financial Statements.

10	Western Asset SMASh Series M Fund 2023 Annual Report

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (a) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K1517 X1, IO	1.324%	7/25/35	$40,234,114	$4,391,449	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	13,184	13,537
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3947 SG, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	1.362%	10/15/41	134,638	10,502	(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4298 PI, IO, PAC	4.000%	4/15/43	92,655	4,307
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4813 CJ	3.000%	8/15/48	450,036	392,142
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5018 MI, IO	2.000%	10/25/50	1,290,697	173,385
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5040 IB, IO	2.500%	11/25/50	369,143	54,083
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5274 IO, IO	2.500%	1/25/51	22,994,569	3,620,596
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 M2 (1 mo. USD LIBOR + 1.850%)	6.467%	2/25/50	3,571,980	3,601,042	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 M2 (30 Day Average SOFR + 2.100%)	6.584%	10/25/33	25,300,000	25,162,626	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	0.000%	2/15/38	890,676	34,680	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA3 M3F (1 mo. USD LIBOR + 3.700%)	8.317%	4/25/28	2,657,280	2,728,655	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 M2 (30 Day Average SOFR + 2.300%)	6.784%	8/25/33	16,930,000	16,978,457	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01 M2 (1 mo. USD LIBOR + 5.250%)	9.867%	10/25/23	5,980,481	6,129,916	(b)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2023 Annual Report	11

Schedule of investments (cont’d)

February 28, 2023

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (a) — continued
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	9.017%	1/25/24	$10,111,472	$10,388,237	(b)
Federal National Mortgage Association (FNMA) — CAS, 2021-R01 1M2 (30 Day Average SOFR + 1.550%)	6.034%	10/25/41	8,870,000	8,671,475	(b)(c)
Federal National Mortgage Association (FNMA) ACES, 2018-M15 1A2	3.700%	1/25/36	3,000,000	2,754,926
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	531,342	473,725
Federal National Mortgage Association (FNMA) ACES, 2019-M19 X2, IO	0.634%	9/25/29	34,096,923	1,094,313	(b)
Federal National Mortgage Association (FNMA) ACES, 2019-M22 A2	2.522%	8/25/29	11,604,907	10,278,383
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	707,447	651,840
Federal National Mortgage Association (FNMA) ACES, 2019-M28 XA2, IO	0.542%	2/25/30	9,117,503	249,970	(b)
Federal National Mortgage Association (FNMA) ACES, 2019-M28 XA3, IO	0.928%	2/25/30	16,393,575	734,599	(b)
Federal National Mortgage Association (FNMA) ACES, 2020-M4 1X2, IO	0.740%	2/25/28	5,582,350	167,476	(b)
Federal National Mortgage Association (FNMA) ACES, 2020-M4 1X3, IO	1.020%	2/25/28	30,315,446	1,219,933	(b)
Federal National Mortgage Association (FNMA) ACES, 2020-M26 X3, IO	1.713%	1/25/28	10,680,134	563,658	(b)
Federal National Mortgage Association (FNMA) ACES, 2020-M36 X1, IO	1.498%	9/25/34	2,855,943	185,739	(b)
Federal National Mortgage Association (FNMA) ACES, 2020-M51 X3, IO	0.070%	12/25/30	74,520,000	398,265	(b)
Federal National Mortgage Association (FNMA) ACES, 2020-M54 X, IO	1.528%	12/25/33	37,410,992	3,024,046	(b)
Federal National Mortgage Association (FNMA) REMIC, 2011-59 NZ	5.500%	7/25/41	197,978	201,767
Federal National Mortgage Association (FNMA) REMIC, 2012-28 B	6.500%	6/25/39	1,137	1,155
Federal National Mortgage Association (FNMA) REMIC, 2012-75 AO, PO	0.000%	3/25/42	10,209	8,960
Federal National Mortgage Association (FNMA) REMIC, 2012-75 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	1.983%	7/25/42	32,964	3,471	(b)

See Notes to Financial Statements.

12	Western Asset SMASh Series M Fund 2023 Annual Report

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (a) — continued
Federal National Mortgage Association (FNMA) REMIC, 2012-93 UI, IO	3.000%	9/25/27	$197,608	$8,463
Federal National Mortgage Association (FNMA) REMIC, 2012-134 SK, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	1.533%	12/25/42	284,302	27,467	(b)
Federal National Mortgage Association (FNMA) REMIC, 2013-9 CB	5.500%	4/25/42	60,645	61,607
Federal National Mortgage Association (FNMA) REMIC, 2013-14 IG, IO	4.000%	3/25/43	136,613	20,189
Federal National Mortgage Association (FNMA) REMIC, 2013-29 QI, IO	4.000%	4/25/43	422,151	71,253
Federal National Mortgage Association (FNMA) REMIC, 2013-73 IB, IO	3.500%	7/25/28	469,770	23,237
Federal National Mortgage Association (FNMA) REMIC, 2014-47 AI, IO	0.000%	8/25/44	679,034	29,260	(b)
Federal National Mortgage Association (FNMA) REMIC, 2020-47 GZ	2.000%	7/25/50	949,261	567,139
Federal National Mortgage Association (FNMA) STRIPS, 390 C3, IO	6.000%	7/25/38	9,241	2,034
Federal National Mortgage Association (FNMA) STRIPS, 407 22, IO	5.000%	1/25/39	6,217	1,278
Federal National Mortgage Association (FNMA) STRIPS, 407 23, IO	5.000%	1/25/39	3,282	677	(b)
Federal National Mortgage Association (FNMA) STRIPS, 407 27, IO	5.500%	1/25/39	3,297	739	(b)
Federal National Mortgage Association (FNMA) STRIPS, 407 34, IO	5.000%	1/25/38	5,586	979
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	7,897	1,741
Federal National Mortgage Association (FNMA) STRIPS, 407 C10, IO	5.000%	1/25/38	30,176	5,283
Federal National Mortgage Association (FNMA) STRIPS, 409 C2, IO	3.000%	4/25/27	59,898	2,494
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	49,921	7,975
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	485,413	473,736	(b)(c)
FRESB Mortgage Trust, 2015-SB7 A10 (2.950% to 11/25/25 then 1 mo. USD LIBOR + 0.700%)	2.950%	9/25/35	1,754,190	1,676,057	(b)
GMACM Mortgage Loan Trust, 2006-AR1 1A1	3.240%	4/19/36	346,401	264,338	(b)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2023 Annual Report	13

Schedule of investments (cont’d)

February 28, 2023

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (a) — continued
Government National Mortgage Association (GNMA), 2010-85 HS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.650%)	2.052%	1/20/40	$3,504	$30	(b)
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	27,980	9
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	4.842%	11/20/60	415,779	414,248	(b)
Government National Mortgage Association (GNMA), 2011-H11 FB (1 mo. USD LIBOR + 0.500%)	4.892%	4/20/61	521,577	519,756	(b)
Government National Mortgage Association (GNMA), 2012-43 SN, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	2.010%	4/16/42	1,452,414	168,879	(b)
Government National Mortgage Association (GNMA), 2013-105 IO, IO	0.213%	6/16/54	14,879,645	26,612	(b)
Government National Mortgage Association (GNMA), 2014-134 IA, IO	0.149%	1/16/55	53,654,255	260,220	(b)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.192%	5/16/55	7,810,394	60,908	(b)
Government National Mortgage Association (GNMA), 2014-176 IA, IO	4.000%	11/20/44	415,361	74,442
Government National Mortgage Association (GNMA), 2015-36 MI, IO	5.500%	3/20/45	567,745	96,833
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	230,576	41,774
Government National Mortgage Association (GNMA), 2017-28 IO, IO	0.681%	2/16/57	905,408	32,551	(b)
Government National Mortgage Association (GNMA), 2018-H07 FD (1 mo. USD LIBOR + 0.300%)	4.692%	5/20/68	860,403	859,091	(b)
Government National Mortgage Association (GNMA), 2019-90 AB	3.000%	7/20/49	3,848,743	3,446,589
Government National Mortgage Association (GNMA), 2020-47 MI, IO, PAC	3.500%	4/20/50	1,546,823	254,452
Government National Mortgage Association (GNMA), 2020-47 NI, IO, PAC	3.500%	4/20/50	582,918	96,286
Government National Mortgage Association (GNMA), 2020-127 IN, IO	2.500%	8/20/50	626,204	89,574
Government National Mortgage Association (GNMA), 2020-129 IE, IO	2.500%	9/20/50	651,109	94,271

See Notes to Financial Statements.

14	Western Asset SMASh Series M Fund 2023 Annual Report

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (a) — continued
Government National Mortgage Association (GNMA), 2020-160 IH, IO	2.500%	10/20/50	$416,900	$60,078
Government National Mortgage Association (GNMA), 2020-160 VI, IO	2.500%	10/20/50	647,647	91,491
Government National Mortgage Association (GNMA), 2020-160 YI, IO	2.500%	10/20/50	2,144,806	295,660
Government National Mortgage Association (GNMA), 2020-171 IO, IO	0.958%	10/16/60	84,903,299	5,535,897	(b)
Government National Mortgage Association (GNMA), 2020-H09 FL (1 mo. USD LIBOR + 1.150%)	5.542%	5/20/70	1,657,924	1,648,740	(b)
Government National Mortgage Association (GNMA), 2020-H09 NF (1 mo. USD LIBOR + 1.250%)	5.642%	4/20/70	2,408,415	2,428,512	(b)
Government National Mortgage Association (GNMA), 2020-H12 F (1 mo. USD LIBOR + 0.500%)	4.892%	7/20/70	247,569	241,626	(b)
Government National Mortgage Association (GNMA), 2020-H13 FC (1 mo. USD LIBOR + 0.450%)	3.567%	7/20/70	102,912	99,904	(b)
Government National Mortgage Association (GNMA), 2020-H13 FM (1 mo. USD LIBOR + 0.400%)	4.792%	8/20/70	2,794,052	2,775,976	(b)
GS Mortgage Securities Corp. Trust, 2018- GS9 B	4.321%	3/10/51	1,725,000	1,576,440	(b)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	500,000	491,886	(b)
GS Mortgage Securities Corp. Trust, 2021- ROSS C (1 mo. USD LIBOR + 2.000%)	6.588%	5/15/26	5,190,000	4,646,718	(b)(c)
GS Mortgage Securities Corp. Trust, 2021- ROSS D (1 mo. USD LIBOR + 2.500%)	7.088%	5/15/26	8,660,000	7,491,768	(b)(c)
GS Mortgage-Backed Securities Corp. Trust, 2018-RPL1 A1A	3.750%	10/25/57	11,858,107	11,366,855	(c)
GS Mortgage-Backed Securities Corp. Trust, 2021-RPL1 A2	2.000%	12/25/60	16,090,000	13,048,448	(b)(c)
HomeBanc Mortgage Trust, 2004-2 A1 (1 mo. USD LIBOR + 0.740%)	5.357%	12/25/34	1,251,932	1,153,779	(b)
IMPAC CMB Trust, 2004-7 1A1 (1 mo. USD LIBOR + 0.740%)	5.357%	11/25/34	2,448,775	2,385,730	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-C20, C	4.560%	7/15/47	700,000	614,014	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	447,953	247,642

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2023 Annual Report	15

Schedule of investments (cont’d)

February 28, 2023

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (a) — continued
JPMorgan Mortgage Trust, 2015-5 A9	5.737%	5/25/45	$411,807	$406,092	(b)(c)
JPMorgan Mortgage Trust, 2018-4 A1	3.500%	10/25/48	1,977,239	1,724,847	(b)(c)
JPMorgan Resecuritization Trust, 2014-6 1A2 (1 mo. USD LIBOR + 0.210%)	2.796%	7/27/36	4,459,186	4,000,985	(b)(c)
Legacy Mortgage Asset Trust, 2020-GS5 A1, Step bond (3.250% to 8/25/23, 6.250% to 8/25/24 then 7.250%)	3.250%	6/25/60	5,890,418	5,891,702	(c)
MASTR Adjustable Rate Mortgages Trust, 2005-7 3A1	3.486%	9/25/35	55,772	34,476	(b)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	3.801%	3/25/36	311,629	195,260	(b)
New Residential Mortgage Loan Trust, 2016-3A A1B	3.250%	9/25/56	2,653,873	2,407,163	(b)(c)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	3,520,408	3,226,857	(b)(c)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	10,803,516	9,994,241	(b)(c)
New Residential Mortgage Loan Trust, 2019-2A A1	4.250%	12/25/57	14,207,165	13,364,599	(b)(c)
New Residential Mortgage Loan Trust, 2021-NQM3 A1	1.156%	11/27/56	5,371,883	4,409,078	(b)(c)
OPG Trust, 2021-PORT D (1 mo. USD LIBOR + 1.131%)	5.719%	10/15/36	2,583,860	2,481,759	(b)(c)
PFP Ltd., 2021-8 A (1 mo. USD LIBOR + 1.000%)	5.590%	8/9/37	3,838,154	3,732,812	(b)(c)
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	17,473,265	13,915,448	(b)(c)
RALI Trust, 2006-QO7 3A2 (1 mo. USD LIBOR + 0.410%)	5.027%	9/25/46	291,454	271,389	(b)
RAMP Trust, 2005-SL1 A7	8.000%	5/25/32	17,179	11,414
Residential Asset Securitization Trust, 2005- A15 1A4	5.750%	2/25/36	496,873	459,448
SFO Commercial Mortgage Trust, 2021-555 A (1 mo. USD LIBOR + 1.150%)	5.738%	5/15/38	9,120,000	8,394,575	(b)(c)
SREIT Trust, 2021-PALM A (1 mo. USD LIBOR + 0.590%)	5.178%	10/15/34	12,605,000	12,291,913	(b)(c)
Structured Adjustable Rate Mortgage Loan Trust, 2004-2 4A1	4.394%	3/25/34	75,755	70,455	(b)
Structured Asset Mortgage Investments II Trust, 2005-AR7 4A1 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 2.150%)	4.943%	3/25/46	168,398	167,025	(b)

See Notes to Financial Statements.

16	Western Asset SMASh Series M Fund 2023 Annual Report

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (a) — continued
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2003-9A 2A2	4.665%	3/25/33	$62,684	$59,861	(b)
Towd Point Mortgage Trust, 2019-HY2 A1 (1 mo. USD LIBOR + 1.000%)	3.651%	5/25/58	7,192,817	7,191,667	(b)(c)
Towd Point Mortgage Trust, 2020-2 M1B	3.000%	4/25/60	8,740,000	6,586,450	(b)(c)
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR13 A1B2 (1 mo. USD LIBOR + 0.980%)	5.597%	11/25/34	4,210,339	3,840,521	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR9 A1A (1 mo. USD LIBOR + 0.640%)	5.257%	7/25/45	35,296	32,581	(b)
WFRBS Commercial Mortgage Trust, 2014- C24 B	4.204%	11/15/47	1,670,000	1,542,181	(b)
Total Collateralized Mortgage Obligations (Cost — $606,548,142)				560,658,830
Mortgage-Backed Securities — 36.6%
FHLMC — 5.4%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	10/1/36	14,480	14,947
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/38	104,099	106,531
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	10/1/42-3/1/43	282,658	263,573
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	10/1/48	172,371	172,334
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	2/1/51-10/1/51	79,901,238	65,339,572
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.619%)	2.877%	11/1/47	1,257,883	1,205,615	(b)
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.621%)	3.096%	2/1/50	2,380,115	2,273,771	(b)
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.628%)	3.007%	11/1/48	6,399,585	6,037,437	(b)
Federal Home Loan Mortgage Corp. (FHLMC) (5 year Treasury Constant Maturity Rate + 1.285%)	2.091%	3/1/47	1,087,570	1,024,461	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	5.500%	11/1/35	11,908	12,147
Federal Home Loan Mortgage Corp. (FHLMC) Gold	7.000%	3/1/39	12,155	12,992
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.500%	9/1/39	40,333	42,199

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2023 Annual Report	17

Schedule of investments (cont’d)

February 28, 2023

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC) Gold	6.000%	11/1/39	$81,187	$84,309
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	4/1/43-7/1/43	610,571	586,870
Total FHLMC				77,176,758
FNMA — 4.3%
Federal National Mortgage Association (FNMA)	2.560%	11/1/31	4,573,966	4,001,052
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-10/1/41	1,212,827	1,222,695
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-8/1/37	14,134	14,428
Federal National Mortgage Association (FNMA)	4.500%	6/1/37-8/1/58	6,636,781	6,442,286
Federal National Mortgage Association (FNMA)	6.000%	11/1/37	15,797	16,372
Federal National Mortgage Association (FNMA)	6.500%	11/1/37-5/1/40	223,986	237,193
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	17,150	17,966
Federal National Mortgage Association (FNMA)	4.000%	10/1/42-6/1/57	4,691,869	4,491,491
Federal National Mortgage Association (FNMA)	3.000%	6/1/43-11/1/48	7,975,396	7,227,173
Federal National Mortgage Association (FNMA)	2.000%	8/1/50-2/1/52	44,853,936	36,838,362
Federal National Mortgage Association (FNMA)	2.500%	9/1/61	1,772,003	1,468,670
Total FNMA				61,977,688
GNMA — 26.9%
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	32,171,709	29,715,723
Government National Mortgage Association (GNMA)	3.500%	6/15/48- 5/15/50	4,135,077	3,916,590
Government National Mortgage Association (GNMA)	4.000%	3/15/50	64,551	61,549
Government National Mortgage Association (GNMA) II	6.000%	8/20/37-12/20/41	563,940	594,486
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-5/20/52	41,621,952	40,618,579

See Notes to Financial Statements.

18	Western Asset SMASh Series M Fund 2023 Annual Report

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	5.000%	7/20/40-4/20/50	$6,125,903	$6,150,236
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-2/20/50	33,295,859	31,061,137
Government National Mortgage Association (GNMA) II	4.000%	9/20/45-6/20/52	67,060,989	63,869,536
Government National Mortgage Association (GNMA) II	3.000%	8/20/46-3/20/52	9,761,619	8,770,999
Government National Mortgage Association (GNMA) II	2.000%	12/20/50-3/20/51	14,474,592	11,958,862
Government National Mortgage Association (GNMA) II	2.500%	12/20/50-11/20/52	71,647,097	62,108,904
Government National Mortgage Association (GNMA) II	3.000%	3/1/52	45,300,000	40,455,908	(d)
Government National Mortgage Association (GNMA) II	3.500%	3/1/52	22,800,000	20,957,297	(d)
Government National Mortgage Association (GNMA) II	4.000%	3/1/52	3,900,000	3,685,652	(d)
Government National Mortgage Association (GNMA) II	4.500%	3/1/52	45,200,000	43,838,703	(d)
Government National Mortgage Association (GNMA) II	5.000%	3/1/52	8,600,000	8,499,219	(d)
Government National Mortgage Association (GNMA) II	5.500%	3/1/52	9,100,000	9,134,480	(d)
Total GNMA				385,397,860
Total Mortgage-Backed Securities (Cost — $549,671,756)				524,552,306
Asset-Backed Securities — 16.5%
Applebee’s Funding LLC/IHOP Funding LLC, 2019-1A A2I	4.194%	6/5/49	4,950,000	4,819,787	(c)
Arbor Realty Commercial Real Estate Notes Ltd., 2021-FL3 A (1 mo. USD LIBOR + 1.070%)	5.658%	8/15/34	3,000,000	2,962,035	(b)(c)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	6,654,000	5,835,731	(c)
Bayview Financial Asset Trust, 2007-SR1A M2 (1 mo. USD LIBOR + 0.900%)	5.517%	3/25/37	326,071	328,872	(b)(c)
Blackbird Capital Aircraft Lease Securitization Ltd., 2016-1A A, Step bond (4.213% to 12/16/24 then 6.500%)	4.213%	12/16/41	15,457,989	12,934,948	(c)
BRSP Ltd., 2021-FL1 A (1 mo. USD LIBOR + 1.150%)	5.741%	8/19/38	5,490,000	5,400,787	(b)(c)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2023 Annual Report	19

Schedule of investments (cont’d)

February 28, 2023

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Countrywide Asset-Backed Certificates Trust, 2004-5 2A (1 mo. USD LIBOR + 0.500%)	5.117%	10/25/34	$1,890,851	$1,790,874	(b)
Countrywide Asset-Backed Certificates Trust, 2006-SD3 A1 (1 mo. USD LIBOR + 0.660%)	5.277%	7/25/36	12,229	11,942	(b)(c)
CSMC Trust, 2017-RPL1 A1	2.750%	7/25/57	8,223,720	7,869,849	(b)(c)
CSMC Trust, 2017-RPL1 M1	2.954%	7/25/57	20,370,000	16,926,716	(b)(c)
Dividend Solar Loans LLC, 2019-1 A	3.670%	8/22/39	244,036	221,616	(c)
Foundation Finance Trust, 2021-1A A	1.270%	5/15/41	3,781,243	3,372,351	(c)
Goodgreen Trust, 2021-1A A	2.660%	10/15/56	8,673,654	7,214,501	(c)
Greystone CRE Notes Ltd., 2021-FL3 A (1 mo. USD LIBOR + 1.020%)	5.608%	7/15/39	3,880,000	3,813,770	(b)(c)
Hardee’s Funding LLC, 2021-1A A2	2.865%	6/20/51	8,549,800	6,914,953	(c)
Hertz Vehicle Financing LLC, 2021-1A A	1.210%	12/26/25	3,690,000	3,426,592	(c)
Hertz Vehicle Financing LLC, 2021-1A B	1.560%	12/26/25	8,690,000	8,054,731	(c)
Hertz Vehicle Financing LP, 2021-2A A	1.680%	12/27/27	16,380,000	14,289,963	(c)
Hertz Vehicle Financing LP, 2021-2A B	2.120%	12/27/27	8,690,000	7,594,073	(c)
KREF Ltd., 2021-FL2 A (1 mo. USD LIBOR + 1.070%)	5.671%	2/15/39	4,360,000	4,279,299	(b)(c)
MASTR Asset-Backed Securities Trust, 2007-NCW A1 (1 mo. USD LIBOR + 0.300%)	4.917%	5/25/37	4,237,300	3,659,373	(b)(c)
MF1 Ltd., 2021-FL7 A (1 mo. USD LIBOR + 1.080%)	5.671%	10/16/36	3,560,000	3,508,061	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2007-2AX 2A1 (1 mo. USD LIBOR + 0.180%)	4.797%	12/25/36	19,063	7,688	(b)
Navient Private Education Refi Loan Trust, 2019-FA A2	2.600%	8/15/68	10,786,489	9,928,549	(c)
Navient Student Loan Trust, 2017-2A A (1 mo. USD LIBOR + 1.050%)	5.667%	12/27/66	24,106,613	23,608,571	(b)(c)
Navient Student Loan Trust, 2021-1A A1B (1 mo. USD LIBOR + 0.600%)	5.217%	12/26/69	2,397,701	2,351,692	(b)(c)
Nelnet Student Loan Trust, 2021-A B1	2.850%	4/20/62	17,500,000	14,356,333	(c)
Origen Manufactured Housing Contract Trust, 2007-A A2	7.032%	4/15/37	241,237	222,867	(b)
RAAC Trust, 2006-RP3 A (1 mo. USD LIBOR + 0.270%)	4.887%	5/25/36	20,727	20,589	(b)(c)
RAAC Trust, 2006-SP1 M1 (1 mo. USD LIBOR + 0.600%)	5.217%	9/25/45	636,932	613,140	(b)

See Notes to Financial Statements.

20	Western Asset SMASh Series M Fund 2023 Annual Report

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Renaissance Home Equity Loan Trust, 2003-2 A (1 mo. USD LIBOR + 0.880%)	3.773%	8/25/33	$600,755	$548,256	(b)
Renaissance Home Equity Loan Trust, 2007-3 AV2 (1 mo. USD LIBOR + 1.000%)	5.617%	9/25/37	174,185	150,244	(b)
Renaissance Home Equity Loan Trust, 2007-3 AV3 (1 mo. USD LIBOR + 1.800%)	6.417%	9/25/37	762,620	661,674	(b)
Residential Funding Securities Corp., 2002- RP2 A1 (1 mo. USD LIBOR + 1.500%)	6.117%	10/25/32	2,067	2,058	(b)(c)
SBA Small Business Investment Cos., 2017-10A 1	2.845%	3/10/27	814,367	776,881
SLM Student Loan Trust, 2003-10A A4 (3 mo. USD LIBOR + 0.670%)	5.439%	12/17/68	7,784,908	7,635,343	(b)(c)
SMB Private Education Loan Trust, 2020-A A2A	2.230%	9/15/37	13,247,516	12,182,316	(c)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	16,373,913	14,405,120	(c)
SMB Private Education Loan Trust, 2021-A B	2.310%	1/15/53	10,000,000	8,968,979	(c)
SMB Private Education Loan Trust, 2021-C D	3.930%	1/15/53	6,233,000	5,681,580	(c)
Structured Asset Securities Corp., 2004-SC1 A	7.953%	12/25/29	7,651	6,587	(b)(c)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2001-SB1 A2	3.375%	8/25/31	66,656	65,991
Sunrun Vulcan Issuer LLC, 2021-1A A	2.460%	1/30/52	3,190,712	2,615,920	(c)
Thrust Engine Leasing, 2021-1A A	4.163%	7/15/40	8,066,652	6,077,156	(c)
Total Asset-Backed Securities (Cost — $262,954,122)				236,118,358
Corporate Bonds & Notes — 3.6%
Communication Services — 0.9%
Diversified Telecommunication Services — 0.3%
AT&T Inc., Senior Notes	2.250%	2/1/32	1,100,000	859,337
Verizon Communications Inc., Senior Notes	2.355%	3/15/32	2,210,000	1,738,487
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	2,160,000	2,009,377
Total Diversified Telecommunication Services				4,607,201
Media — 0.3%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	900,000	717,979
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	2,890,000	2,226,061

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2023 Annual Report	21

Schedule of investments (cont’d)

February 28, 2023

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Comcast Corp., Senior Notes	3.969%	11/1/47	$1,460,000	$1,180,137
Comcast Corp., Senior Notes	2.887%	11/1/51	1,170,000	758,319
Total Media				4,882,496
Wireless Telecommunication Services — 0.3%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	4.738%	3/20/25	697,500	689,648	(c)
T-Mobile USA Inc., Senior Notes	3.875%	4/15/30	3,410,000	3,093,557
Total Wireless Telecommunication Services				3,783,205
Total Communication Services				13,272,902
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
EOG Resources Inc., Senior Notes	3.900%	4/1/35	2,210,000	1,952,746
EQT Corp., Senior Notes	7.000%	2/1/30	5,000,000	5,167,575
Total Energy				7,120,321
Financials — 0.6%
Banks — 0.4%
BAC Capital Trust XIV, Junior Subordinated Notes (3 mo. USD LIBOR + 0.400%, 4.000% floor)	5.169%	3/16/23	200,000	163,242	(b)(e)
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	800,000	748,236	(b)
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	4,420,000	3,870,057	(b)
Cooperatieve Rabobank UA, Senior Notes (3.758% to 4/6/32 then 1 year Treasury Constant Maturity Rate + 1.420%)	3.758%	4/6/33	880,000	766,141	(b)(c)
Total Banks				5,547,676
Capital Markets — 0.2%
Credit Suisse AG, Senior Notes	3.700%	2/21/25	2,250,000	2,095,258
Total Financials				7,642,934
Industrials — 1.4%
Transportation Infrastructure — 1.4%
DP World Ltd., Senior Notes	5.625%	9/25/48	20,510,000	19,865,453	(c)
Materials — 0.2%
Chemicals — 0.1%
OCP SA, Senior Notes	4.500%	10/22/25	1,980,000	1,902,602	(c)

See Notes to Financial Statements.

22	Western Asset SMASh Series M Fund 2023 Annual Report

Western Asset SMASh Series M Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — 0.1%
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	$1,550,000	$1,401,655
Total Materials				3,304,257
Total Corporate Bonds & Notes (Cost — $54,725,118)				51,205,867
Sovereign Bonds — 0.8%
Mexico — 0.6%
Mexico Government International Bond, Senior Notes	4.600%	2/10/48	6,810,000	5,457,897
Mexico Government International Bond, Senior Notes	5.750%	10/12/2110	3,430,000	3,037,985
Total Mexico				8,495,882
Qatar — 0.2%
Qatar Government International Bond, Senior Notes	3.250%	6/2/26	1,580,000	1,510,891	(f)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	1,880,000	1,791,510	(c)
Total Qatar				3,302,401
Total Sovereign Bonds (Cost — $14,154,954)				11,798,283
Total Investments before Short-Term Investments (Cost — $1,488,054,092)				1,384,333,644

			Shares
Short-Term Investments — 9.7%
BNY Mellon Cash Reserve Fund (Cost — $138,792,125)	2.100%		138,792,125	138,792,125	(g)
Total Investments — 106.4% (Cost — $1,626,846,217)				1,523,125,769
Liabilities in Excess of Other Assets — (6.4)%				(91,808,513)
Total Net Assets — 100.0%				$1,431,317,256

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2023 Annual Report	23

Schedule of investments (cont’d)

February 28, 2023

Western Asset SMASh Series M Fund

(a)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	This security is traded on a to-be-announced (“TBA”) basis. At February 28, 2023, the Fund held TBA securities with a total cost of $128,148,090.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees. (g) Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

CAS	— Connecticut Avenue Securities

CMT	— Constant Maturity Treasury

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

At February 28, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	2,061	6/23	$420,824,832	$419,880,445	$(944,387)
U.S. Treasury 5-Year Notes	20,067	6/23	2,156,315,805	2,148,266,464	(8,049,341)
U.S. Treasury Long-Term Bonds	38	6/23	4,777,214	4,758,312	(18,902)
					(9,012,630)

See Notes to Financial Statements.

24	Western Asset SMASh Series M Fund 2023 Annual Report

Western Asset SMASh Series M Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
U.S. Treasury 10-Year Notes	801	6/23	$89,612,761	$89,436,656	$176,105
U.S. Treasury Ultra 10-Year Notes	19	6/23	2,223,721	2,226,562	(2,841)
U.S. Treasury Ultra Long-Term Bonds	301	6/23	41,013,120	40,653,813	359,307
					532,571
Net unrealized depreciation on open futures contracts					$(8,480,059)

At February 28, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.39 Index	$166,561,000	12/20/27	1.000% quarterly	$1,689,839	$850,757	$839,082

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2023 Annual Report	25

Statement of assets and liabilities

February 28, 2023

Assets:
Investments, at value (Cost — $1,626,846,217)	$1,523,125,769
Deposits with brokers for open futures contracts	26,121,409
Receivable for securities sold	8,003,038
Interest receivable	4,518,813
Deposits with brokers for centrally cleared swap contracts	4,257,952
Receivable for Fund shares sold	2,107,827
Deposits with brokers for TBA securities	670,000
Principal paydown receivable	110,522
Receivable from investment manager	15,901
Receivable from brokers — net variation margin on centrally cleared swap contracts	13,479
Prepaid expenses	4,961
Total Assets	1,568,949,671

Liabilities:
Payable for securities purchased	136,151,129
Payable for Fund shares repurchased	1,129,835
Payable to brokers — net variation margin on open futures contracts	219,697
Trustees’ fees payable	4,462
Accrued expenses	127,292
Total Liabilities	137,632,415
Total Net Assets	$1,431,317,256

Net Assets:
Par value (Note 5)	$1,831
Paid-in capital in excess of par value	2,053,485,597
Total distributable earnings (loss)	(622,170,172)
Total Net Assets	$1,431,317,256

Shares Outstanding	183,060,627

Net Asset Value	$7.82

See Notes to Financial Statements.

26	Western Asset SMASh Series M Fund 2023 Annual Report

Statement of operations

For the Year Ended February 28, 2023

Investment Income:
Interest	$46,736,597
Less: Foreign taxes withheld	(15,378)
Total Investment Income	46,721,219

Expenses:
Fund accounting fees	83,214
Registration fees	57,293
Audit and tax fees	49,000
Legal fees	47,290
Trustees’ fees	35,278
Transfer agent fees	31,307
Shareholder reports	16,241
Commitment fees (Note 6)	13,026
Commodity pool reports	12,033
Custody fees	9,742
Miscellaneous expenses	9,451
Total Expenses	363,875
Less: Fee waivers and/or expense reimbursements (Note 2)	(363,875)
Net Expenses	—
Net Investment Income	46,721,219

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(79,704,708)
Futures contracts	(280,255,232)
Swap contracts	28,514,625
Net Realized Loss	(331,445,315)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(77,593,467)
Futures contracts	(26,849,459)
Swap contracts	(7,002,672)
Change in Net Unrealized Appreciation (Depreciation)	(111,445,598)
Net Loss on Investments, Futures Contracts and Swap Contracts	(442,890,913)
Decrease in Net Assets From Operations	$(396,169,694)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2023 Annual Report	27

Statements of changes in net assets

For the Years Ended February 28,	2023	2022

Operations:
Net investment income	$46,721,219	$28,708,309
Net realized loss	(331,445,315)	(57,790,508)
Change in net unrealized appreciation (depreciation)	(111,445,598)	(72,529,920)
Decrease in Net Assets From Operations	(396,169,694)	(101,612,119)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(56,178,389)	(61,900,963)
Decrease in Net Assets From Distributions to Shareholders	(56,178,389)	(61,900,963)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	503,222,465	796,261,452
Cost of shares repurchased	(783,223,846)	(1,174,879,241)
Decrease in Net Assets From Fund Share Transactions	(280,001,381)	(378,617,789)
Decrease in Net Assets	(732,349,464)	(542,130,871)

Net Assets:
Beginning of year	2,163,666,720	2,705,797,591
End of year	$1,431,317,256	$2,163,666,720

See Notes to Financial Statements.

28	Western Asset SMASh Series M Fund 2023 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2023[1]	2022[1]	2021[1]	2020[1,2]	2019[1]

Net asset value, beginning of year	$10.12	$10.88	$11.04	$10.85	$10.58

Income (loss) from operations:
Net investment income	0.25	0.12	0.17	0.30	0.29
Net realized and unrealized gain (loss)	(2.25)	(0.62)	0.43	0.67	0.32
Total income (loss) from operations	(2.00)	(0.50)	0.60	0.97	0.61

Less distributions from:
Net investment income	(0.30)	(0.26)	(0.26)	(0.33)	(0.27)
Net realized gains	—	—	(0.50)	(0.45)	(0.07)
Total distributions	(0.30)	(0.26)	(0.76)	(0.78)	(0.34)

Net asset value, end of year	$7.82	$10.12	$10.88	$11.04	$10.85
Total return[3]	(19.91)%	(4.69)%	5.53%	9.14%	6.04%

Net assets, end of year (millions)	$1,431	$2,164	$2,706	$3,300	$2,436

Ratios to average net assets:
Gross expenses[4]	0.02%	0.02%	0.02%	0.02%	0.03%
Net expenses[5,6]	0.00	0.00	0.00	0.00	0.00
Net investment income	2.88	1.11	1.56	2.71	2.73

Portfolio turnover rate[7]	63%	53%	247%	303%	268%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[5]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 83%, 140%, 381%, 486% and 626% for the years ended February 28, 2023, 2022, and 2021, February 29, 2020 and February 28, 2019, respectively.

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2023 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series M Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadvisers do not charge investment management fees to the Fund.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the

30	Western Asset SMASh Series M Fund 2023 Annual Report

manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information

Western Asset SMASh Series M Fund 2023 Annual Report	31

Notes to financial statements (cont’d)

generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Collateralized Mortgage Obligations	—	$560,658,830	—	$560,658,830
Mortgage-Backed Securities	—	524,552,306	—	524,552,306
Asset-Backed Securities	—	236,118,358	—	236,118,358
Corporate Bonds & Notes	—	51,205,867	—	51,205,867
Sovereign Bonds	—	11,798,283	—	11,798,283
Total Long-Term Investments	—	1,384,333,644	—	1,384,333,644
Short-Term Investments†	—	138,792,125	—	138,792,125
Total Investments	—	$1,523,125,769	—	$1,523,125,769
Other Financial Instruments:
Futures Contracts††	$535,412	—	—	$535,412
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	$839,082	—	839,082
Total Other Financial Instruments	$535,412	$839,082	—	$1,374,494
Total	$535,412	$1,523,964,851	—	$1,524,500,263

32	Western Asset SMASh Series M Fund 2023 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$9,015,471	—	—	$9,015,471

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of

Western Asset SMASh Series M Fund 2023 Annual Report	33

Notes to financial statements (cont’d)

Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2023, the total notional value of all credit default swaps to sell protection was $166,561,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended February 28, 2023, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the

34	Western Asset SMASh Series M Fund 2023 Annual Report

Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

Western Asset SMASh Series M Fund 2023 Annual Report	35

Notes to financial statements (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(d) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

36	Western Asset SMASh Series M Fund 2023 Annual Report

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities. As of February 28, 2023, the Fund had posted with its counterparties cash as collateral for TBA securities in the amount of $670,000.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default

Western Asset SMASh Series M Fund 2023 Annual Report	37

Notes to financial statements (cont’d)

rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over

38	Western Asset SMASh Series M Fund 2023 Annual Report

a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 28, 2023, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset SMASh Series M Fund 2023 Annual Report	39

Notes to financial statements (cont’d)

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

During the year ended February 28, 2023, fees waived and/or expenses reimbursed amounted to $363,875.

40	Western Asset SMASh Series M Fund 2023 Annual Report

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$52,435,883	$1,364,045,366
Sales	176,324,364	1,707,091,727

At February 28, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,634,133,354	$2,574,111	$(113,581,696)	$(111,007,585)
Futures contracts	—	535,412	(9,015,471)	(8,480,059)
Swap contracts	850,757	839,082	—	839,082

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$535,412	—	$535,412
Centrally cleared swap contracts[3]	—	$839,082	839,082
Total	$535,412	$839,082	$1,374,494

Western Asset SMASh Series M Fund 2023 Annual Report	41

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$9,015,471

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(280,255,232)	—	$(280,255,232)
Swap contracts	29,085,056	$(570,431)	28,514,625
Total	$(251,170,176)	$(570,431)	$(251,740,607)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(26,849,459)	—	$(26,849,459)
Swap contracts	(9,225,272)	$2,222,600	(7,002,672)
Total	$(36,074,731)	$2,222,600	$(33,852,131)

During the year ended February 28, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$2,948,487,139
Futures contracts (to sell)	111,306,673

Average Notional Balance
Interest rate swap contracts†	$249,408,462
Credit default swap contracts (sell protection)	172,156,231

†	At February 28, 2023, there were no open positions held in this derivative.

42	Western Asset SMASh Series M Fund 2023 Annual Report

5. Shares of beneficial interest

At February 28, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2023	Year Ended February 28, 2022
Shares sold	59,134,657	73,945,420
Shares repurchased	(89,955,734)	(108,858,361)
Net decrease	(30,821,077)	(34,912,941)

6. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended February 28, 2023.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$56,178,389	$61,900,963

As of February 28, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$3,808,955
Deferred capital losses*	(515,769,815)
Other book/tax temporary differences(a)	8,439,250
Unrealized appreciation (depreciation)(b)	(118,648,562)
Total distributable earnings (loss) — net	$(622,170,172)

Western Asset SMASh Series M Fund 2023 Annual Report	43

Notes to financial statements (cont’d)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on futures contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium on fixed income securities.

8. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

9. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do

44	Western Asset SMASh Series M Fund 2023 Annual Report

not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

Western Asset SMASh Series M Fund 2023 Annual Report	45

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series M Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series M Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 18, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

46	Western Asset SMASh Series M Fund 2023 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series M Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long
Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Western Asset SMASh Series M Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); Republic Services, Inc. (since 2009); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

48	Western Asset SMASh Series M Fund

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

Western Asset SMASh Series M Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 126 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	126
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

50	Western Asset SMASh Series M Fund

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset SMASh Series M Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

52	Western Asset SMASh Series M Fund

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset SMASh Series M Fund	53

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended February 28, 2023:

	Pursuant to:		Amount Reported
Section 163(j) Interest Earned	§	163(j)	$50,118,555

54	Western Asset SMASh Series M Fund

Western Asset

SMASh Series M Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset SMASh Series M Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series M Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series M Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

AMXX010548 4/23 SR23-4636

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending February 28, 2022 and February 28, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $199,262 in February 28, 2022 and $149,262 in February 28, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2022 and $0 in February 28, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $50,000 in February 28, 2022 and $50,000 in February 28, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 28, 2022 and $0 in February 28, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $343,489 in February 28, 2022 and $350,359 in February 28, 2023.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 24, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	April 24, 2023